Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
Note 8:	Commitments and Contingent Liabilities

a.	Israel Innovation Authority

During the six months ended June 30, 2026, and 2025, the Company received several grants from the Israel Innovation Authority (“IIA”). The grants require the Company to comply with the requirements of the Research and Development Law, however, the Company is not obligated to pay royalties on sales of products based on technology or know how developed from these grants. In a case involving the transfer of technology or know how developed from the grants outside of Israel, the Company may be required to pay royalties related to past sales of products based on the technology or the developed know how. The Company recorded the IIA grants as a reduction of research and development expenses in the six months ended June 30, 2026, and 2025 in the amount of $738 thousand and $826 thousand, respectively.

Prior to the Siklu Acquisition, Siklu had received research and development grants from the IIA. The Company assumed Siklu's contract with the IIA, which requires the Company to pay royalties to the IIA on sales of products based on technology or know-how developed from the grants. The royalties were calculated at the rates of 3% to 4% of the aggregated proceeds from the sale of such products. As of June 30, 2026 the Company's maximum possible future royalties commitment, including $2,976 thousand of unpaid royalties accrued, was $10,201 thousand, based on grants received from the IIA and not yet repaid.

b.
Charges and guarantees:

As of June 30, 2026, and December 31, 2025, the Company provided bank guarantees in an aggregate amount of $11,490 thousand and $14,102 thousand, respectively, with respect to tender offer guarantees, financial guarantees, warranty guarantees and performance guarantees to its customers.

c.
Litigations:

The Company is currently involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss.

1)
Class Action (District Court of Tel Aviv - Economic Department)

On January 6, 2015, the Company was served with a motion to approve a purported class action, naming the Company, its Chief Executive Officer and its directors as defendants (the “Defendants”). The motion was filed with the District Court of Tel-Aviv (the “Court”). The purported class action alleges breaches of duties by making false and misleading statements in the Company's SEC filings and public statements. The class action claimed amount is approximately $75,000 thousand.

On May 27, 2021, following a procedure that included filing of various pleadings and affidavits, the Court ruled to certify the motion as a class action, while applying the Israeli Law (the “Ruling”).

On September 12, 2021, the company filed a motion for a rehearing on behalf of the Defendants in order to revert the Ruling (the “Rehearing Motion”).

On January 3, 2022, a hearing was held in Court in the Rehearing Motion before the Honorable Justices K. Kabub, R. Ronen and T. Avrahami.

On January 27, 2022, a judgment was rendered in the Rehearing Motion. The Court ruled that the Ruling was erroneous as it applied Israeli Law, instead of foreign law, and held accordingly that the law that will apply is U.S. law. The Court further held that the case will be returned to the first judicial instance and will be adjudicated as a class claim under U.S. law. The Court commented that the Company’s claims based upon the Statute of Limitations should prima facie also be adjudicated under U.S. law.

On March 20, 2022, following the Court's decision, the Plaintiff filed to the first judicial instance, an amended class action claim, based on provisions of U.S. law. The Plaintiff estimated the amended claim amount at $52,099 thousand.

On June 28, 2022, following a joint application filed by the parties in order to approve certain procedural matters, the Court issued a decision suggesting that the parties should consider initiating another mediation procedure. On July 5th, 2022, following the court's decision, the parties filed a notice informing the court that they believe that the time to consider initiating another mediation procedure, will be only after the parties submit their pleadings.

On November 3, 2022, the Defendants submitted their Statement of Defense, based on U.S law. On February 5, 2023, the plaintiff submitted his response to the Defendants’ Statement of Defense.

On June 15, 2023, the court rejected a motion filed by the Defendants to rule on the issues of Statute of Repose and Limitations as a preliminary matter, and held that those issues will be dealt with as part of the main hearing. Additionally, the parties conducted preliminary procedures, including discovery and questionnaires, and filed related motions.

On September 21, 2023, a preliminary hearing was held. At the conclusion of the hearing, the court ruled that it would issue written decisions on the discovery issues and then set dates for further proceedings.

On September 28, 2023, the court approved the defendants’ motion for document discovery and determined that the documents in question are indeed relevant. As a result, the court has directed the plaintiff to furnish the requested documents by October 28, 2023. Alternatively, the court has given the plaintiff the option to waive any claims associated with these documents.

On October 1, 2023, the court granted the plaintiff's motion for document discovery and ordered the company to produce all requested documents and to complete some of the answers to the questions included in the plaintiff questionnaire within 45 days. In making this decision, it was determined that, in addition to the documents already provided to the plaintiff, the company is required to disclose thousands of additional documents and document types. These materials, however, were deemed irrelevant and extended beyond the approved grounds for the class action request. The discovery and disclosure of such documents would impose a substantial burden on the company.

As a result, on December 31, 2023, the company sought permission to appeal the district court's decision and requested a delay in its implementation. The Supreme Court granted a stay on the execution of the district court's decision and scheduled a hearing for January 25, 2024. During the hearing, the Supreme Court, presided over by the Honorable Judge Grosskopf, acknowledged the company's contentions. It clarified that the extensive disclosure mandated by the district court exceeded the necessary requirements in accordance with the law and suggested that the plaintiff negotiate agreements with the company. These agreements are aimed at significantly reducing the scope of disclosure, particularly concerning the period for which documents and correspondence must be provided. Following discussions both outside the courtroom and before the Honorable Judge, where the parties presented their arguments on each dispute demand, partial agreements were reached. These agreements outline the documents the company will provide to the plaintiff.

Validated by the Supreme Court, these agreements substantially reduced the disclosure requirements outlined in the district court's decision. The plaintiff, in turn, waived certain demands entirely and significantly narrowed others. For the limited remaining requirements, it was established that the company would convey its position on transferring the requested documents to the plaintiff in the reduced format proposed during the hearing. It was also decided that if no agreements are reached concerning these documents, the court will make a decision on the matter.

On March 26, 2024, the Company provided the plaintiff with the required documents, in accordance with the agreements between the parties.

On March 12, 2024, following the submission of pleadings by the parties, the Supreme Court reduced the amount of expenses imposed by the district court against the Company in its decision, dated October 1, 2023, since the appeal resulted in a reduction in the extent of disclosure initially determined by the district court.

In April 2024, the parties have agreed to refer the dispute to a mediation procedure before the esteemed retired judge, Dr. Avi Zamir. To date, two mediation meetings have been held.

On January 30, 2025, the parties filed an update with the court, indicating that, as part of the mediation process, they have reached preliminary understandings. As a result, the court was requested to grant the parties an additional 60-day period to allow them to finalize a settlement agreement, which will then be submitted to the court’s approval.

During the period that has elapsed since that update was filed, the parties have submitted several motions seeking extensions to finalize the settlement agreement and submit it for the Court’s approval. Pursuant to the parties’ last motion, which the Court granted, the Court extended the deadline for the parties to complete the necessary steps prior to submitting the settlement agreement for the Court’s approval on September 1, 2026.

Although the parties have not yet reached a conclusive and binding settlement agreement, nor has the settlement agreement been submitted for court approval (or approved by the court), the company estimates, based on its external legal counsel and all facts and circumstances, that the probable loss under the settlement agreement will be approximately $1,162 thousand. The Company believes that a loss in excess of its accrued liability with respect to this claim is not probable.

2)
Third -party notice regarding devices allegedly lost in the Company

On March 16, 2025, the Company was served with a third-party notice from the police (the “Notice”).

According to the Notice, on October 15, 2024, a company named ADSL EICHUT LTD (“ADSL”) and its owners, filed a lawsuit against the police in the Magistrate’s Court in Tel-Aviv, regarding four (4) devices allegedly lost during a police operation that took place on January 7, 2018, during which the police raided ADSL’s warehouse 9 and seized numerous electronical devices. The plaintiffs are seeking compensation from the police in the amount of approximately $286 thousand.

In the Notice, the police argue that the seized devices belonged to the Company and were therefore transferred to it, and that if the four devices were indeed lost, they were apparently lost while in the Company’s possession.

Accordingly, in the Notice the police assert that if they are found liable for compensation, they are entitled to indemnification from the Company.

The Company filed a Statement of Defense on July 6, 2025. In the Statement of Defense, the Company argued, inter alia, that the third-party notice should be dismissed due to its late submission and the police’s attempt to conceal this fact. Additionally, the Company asserted that the notice should be denied on its merits, since the police are not entitled to any indemnification from the Company, given that the claim pertains to actions and/or omissions by the police that are unrelated to the Company; and in any event the equipment in question was either never transferred to the Company, or had already been returned to the plaintiffs pursuant to a previous settlement agreement.

On July 20, 2025, a pre-trial hearing was held. During the hearing, it was decided that the parties would complete the document disclosure proceedings by September 15, 2025, and that they would be summoned to a pre-mediation meeting.

According to the decision at the hearing, on September 15, 2025, the Company sent the police an Affidavit of Disclosure of Documents. Since the police had not sent the Company an Affidavit of Disclosure of Documents, on September 30, 2025, the Company filed a motion to order the police to send the Company an Affidavit of Disclosure of Documents. On October 10, 2025, the Court ordered the police to respond to the motion by October 20, 2025.

On October 27, 2025, the police sent us an Affidavit of Disclosure of Documents and the documents.

On November 16, 2025, a pre-mediation meeting was held. Following this meeting, the parties agreed to attempt to resolve the matter in a mediation session.

Mediation meetings were held on January 14, 2026, February 9, 2026, March 25, 2026 and April 16, 2026.

On April 27, 2026, the plaintiffs informed the Court that the mediation process had failed.

On June 16, 2026, the plaintiffs submitted their evidence. Pursuant to the Court’s decision dated May 18, 2026, the police are required to submit their evidence by August 10, 2026, and the Company is required to submit its evidence by October 14, 2026.

A preliminary hearing was scheduled for November 23, 2026.

As advised by the Company's lawyers, at this early stage, the Company is unable to assess the probability of a favorable or unfavorable outcome in connection with the Notice.

3)
Judicial proceeding against Ceragon Networks Peru S.A.C (“Ceragon Peru”)

On April 16, 2026, a local subcontractor of Ceragon Peru filed a lawsuit against Ceragon Peru seeking payment of approximately $560,000 in connection with unpaid invoices that arise from services rendered by the subcontractor to Ceragon Peru.

Ceragon Peru was served with the process on July 24, 2026. It may raise any procedural objections by August 11, 2026, and will file its statement of defense on the merits by September 11, 2026.

Since the agreement with the subcontractor contains and arbitration provision, Ceragon Peru will file a procedural defense to preclude the court to solve this case, forcing the subcontractor to commence an arbitration proceeding.

Since the process is still in its early stages, the Company is unable to assess the success of Ceragon Peru’s position.

4)

Lawsuit for damages against Ceragon América Latina Ltda. (Ceragon Brazil)

In July 2026, a customer of Ceragon Brazil filed a lawsuit against it seeking payment of approximately $1 million. This customer claim repayment of sums paid by it to Ceragon Brazil, alleging that Ceragon Brazil failed to deliver the services and products to it, materially breached the agreement between the parties and acted not in good faith.

Since the process is still in its early stages, the Company is unable to assess the probability of a favorable or unfavorable outcome in connection with the claim.